SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

         Texas                     0-19797                   74-1989366
       (State of               (Commission File            (IRS Employer
    incorporation)                 Number)             Identification Number)

                          601 N. Lamar Blvd., Suite 300
                               Austin, Texas 78703
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (512) 477-5566

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
[ ]   Soliciting material pursuant to Rule 14a-12 of the Exchange Act
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) At a meeting held on September 22, 2004, our board of directors elected A.C. Gallo and Walter Robb to the positions of Co-President and elected Lee Valkenaar to the newly created position of Executive Vice President of Retail Support. We also created the Rocky Mountain and Pacific Northwest regions as two new operating regions, and named Will Paradise and Ron Megahan, respectively, as the Regional Presidents of these new regions. The Northern California region will now be led by Anthony Gilmore, formerly Regional President of the Midwest region. We announced these changes in our press release dated October 1, 2004.

      Set forth below is biographical information regarding each of the foregoing persons:

A.C. Gallo has served as Executive Vice President of Operations since February 2001. Mr. Gallo has held various positions with the Company and with Bread & Circus, Inc., which was acquired by the Company in October 1992, including Vice President and President of the Northeast Region. His title was expanded in December of 2003 to include "Chief Operating Officer" in order to more clearly reflect the full scope of his responsibilities.

Anthony Gilmore has served as President of the Midwest Region since January 2002. Mr Gilmore has held various positions with the Company since 1996, including Store Team Leader, Vice President and President of the Southwest Region.

Ron Megahan has served as President of the Northern Pacific Region since June 2001. Mr. Megahan has held various positions with the Company since 1989 including Store Team Leader.

Will Paradise has served as President of the Southwest Region since January 2002. Mr. Paradise has held various positions with the Company since 1990, including Store Team Leader, Vice President of the Northern Pacific Region and Vice President of the Southwest Region.

Walter Robb has served as Executive Vice President of Operations since February 2001. Since joining the Company in 1991, Mr. Robb has also served as Store Team Leader and President of the Northern Pacific Region. His title was expanded in December of 2003 to include "Chief Operating Officer" in order to more clearly reflect the full scope of his responsibilities.

Lee Valkenaar has served as President of the Mid-Atlantic Region since March 2001. Mr. Valkenaar has held various positions with the Company since 1987, including Store Team Leader, Vice President and President of the Southwest Region.

Item 7.01. Regulation FD Disclosure.

On October 1, 2004, we issued a press release regarding the developments described in Item 5.02(c) above. A copy of the press release is furnished herewith as Exhibit 99.1.

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    Whole Foods Market  601 N. Lamar #300  Austin, Texas 78703  512.477.4455
                        http://www.wholefoodsmarket.com

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

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits.

            Exhibit 99.1-- Press release, dated October 1, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHOLE FOODS MARKET, INC.

Date: October 1, 2004               By: /s/  Glenda Flanagan.
                                        ---------------------
                                             Glenda Flanagan
                                             Executive Vice President and
                                             Chief Financial Officer

================================================================================

    Whole Foods Market  601 N. Lamar #300  Austin, Texas 78703  512.477.4455
                        http://www.wholefoodsmarket.com

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